FIRST AMENDMENT TO
               MORTGAGE LOAN SERVICING PURCHASE AND SALE AGREEMENT

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    First Chicago NBD Mortgage Company, 900 Tower Drive, Troy, Michigan 48008

Date of Amendment: March 31, 1999            Seller Contact Person:  Brad Connor
                                                      Phone No:  (317) 321-8403
                                                      Fax No:  (317) 321-8468

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This First Amendment to the Mortgage Loan Servicing  Purchase and Sale Agreement
(the "Amendment") is entered into as of the date set forth above by and between HomeSide Lending, Inc. (the "Buyer") and First Chicago NBD Mortgage Company (the "Seller").

                                    RECITALS

1. The Buyer and the Seller entered into a Mortgage Loan Servicing Purchase and Sale Agreement dated as of February 26, 1999 (the "Bulk Purchase Agreement") under which the Buyer agreed to acquire from the Seller approximately ten billion dollars ($10,000,000,000) of certain residential mortgage loan servicing rights.

2. The Seller desires to sell to the Buyer, and the Buyer desires to purchase from the Seller, additional residential mortgage loan servicing rights in an amount equal to approximately two and one-half billion dollars
     ($2,500,000,000) and identified by the Seller as "Group 1" in the electronic tape delivered by the Seller to Cohane Rafferty Securities, Inc. on November 30, 1998 (the "Tape"), and as more particularly described in
     Schedule 1 to this Amendment, all in the manner described below.

3. The Buyer and the Seller desire to set forth their understanding on any reduction to the Purchase Price Percentages relating to the various Buckets of Mortgage Loans caused by any adverse change in the value of the Servicing Rights resulting from incorrect information set forth in the Tape.

4. Capitalized terms used in this Amendment and not otherwise defined herein shall have the same meanings given to them in the Bulk Purchase Agreement.


IN CONSIDERATION of the mutual promises made in this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENTS.

The parties hereby amend the Bulk Purchase Agreement as follows:

(a) Definitions. Article 1 to the Bulk Purchase Agreement is amended by adding the following definitions.

     "Agreement Date means after the close of business on February 26, 1999, with respect to Buckets 1, 2, and 3, and after the close of business on March 31, 1999 with respect to Bucket 4."

     "Bucket 4 means the Mortgage Loans identified as "Bucket 4" in Exhibit A to this Agreement."

     "Tape means the electronic tape delivered by the Seller to Cohane Rafferty Securities, Inc. on November 30, 1998."

(b) Calculating the Purchase Price For New Bucket 4. Section 2.2 of the Bulk Purchase Agreement is amended by adding the following new subparagraph (d):

[CONFIDENTIAL TREATMENT REQUESTED]

(c) Data Integrity Issues. Section 2.2 is further amended by adding the following new language at the end thereof:

   "The Seller acknowledges that the information set forth in the Tape was intended to designate all Mortgage Loans contained within a single Pool to either be (a) entirely subserviced by the Buyer under the terms of a Subservicing Agreement to be entered into by and between the Buyer and the Seller; or (b) entirely the subject of Servicing Rights to be purchased by the Buyer under the terms of this Agreement.

   The Seller further acknowledges that the information in the Tape incorrectly included (a) certain Mortgage Loans within a single Pool to be subserviced by the Buyer under such Subservicing Agreement; and (b) certain other Mortgage Loans within such single Pool to be purchased by the Buyer under the terms of this Agreement.


   If, after reviewing the corrected data in the Tape and determining which Mortgage Loans shall be correctly included within each Bucket, the Buyer determines that the value of the Servicing Rights relating to such Mortgage Loans has been adversely affected, the Purchase Price Percentage(s) set forth in this Section 2.2 that have been so adversely affected shall be reduced by the Buyer to reflect the reduction in such value."

(d) Exhibit A. Exhibit A to the Bulk Purchase Agreement is amended by adding the following description of the Bucket 4 Mortgage Loans attached hereto as Schedule 1.

2. EFFECTIVE DATE OF AMENDMENT.

This Amendment shall be effective as of the date set forth above.

3. No Further Amendments.

Except as expressly modified and amended by this Amendment, the Bulk Purchase Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the day and year first above written.


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HOMESIDE LENDING, INC.

By: /s/ W. Blake Wilson
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W. Blake Wilson
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(Print Name)

Executive Vice President
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(Print Title)




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FIRST CHICAGO NBD MORTGAGE COMPANY

By: /s/ Paul H. Swan
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Paul H. Swan
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(Print Name)

President
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(Print Title)